UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

60 DEGREES PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

60 DEGREES PHARMACEUTICALS, INC.
1025 Connecticut Avenue NW Suite 1000
Washington, D.C. 20036
https://60degreespharma.com

October 15, 2024

Dear Fellow Stockholders:

On behalf of your Board of Directors, we cordially invite you to attend the 2024 Special Meeting of Stockholders of 60 Degrees Pharmaceuticals, Inc. (the “Special Meeting”). The Special Meeting will be held on November 6, 2024, at 12:30 p.m. Eastern Time, in a virtual meeting format only and conducted via live audio webcast over the telephone to enable our stockholders to participate from locations around the world. Stockholders will NOT be able to attend the Special Meeting in person. The Special Meeting will be accessible only over the telephone. Please see “Attending the Virtual Special Meeting” in the proxy statement (“Proxy Statement”) accompanying this letter for information on how to obtain the proxy materials, attend, ask questions and vote at the Special Meeting.

We are making available to you the accompanying Notice of Special Meeting of Stockholders (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about October 15, 2024. We are pleased to furnish proxy materials to stockholders primarily over the internet. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Special Meeting and conserves natural resources. On or about October 15, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) that includes instructions on how to access our Proxy Statement and how to vote over the telephone. The Internet Availability Notice also includes instructions on how you can receive a paper copy of your Special Meeting materials, including the Notice, Proxy Statement and proxy card or voting instruction form. If you elected to receive your Special Meeting materials by mail, the Notice, Proxy Statement and proxy card or voting instruction form were enclosed. If you elected to receive your Special Meeting materials via e-mail, the e-mail contains voting instructions and links to the Proxy Statement, both of which are available on our website at https://60degreespharma.com. Additional details regarding admission to, and the business to be conducted at, the Special Meeting are described in the accompanying Notice and Proxy Statement.

Only stockholders of record at the close of business on September 20, 2024 are entitled to notice of, and to vote at, the Special Meeting.

Your vote is important. Regardless of whether you plan to attend the Special Meeting, we hope that you will vote as soon as possible. You may vote by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Special Meeting regardless of whether you attend the Special Meeting.

Thank you for your on-going support of 60 Degrees Pharmaceuticals, Inc.

Sincerely,

/s/ Geoffrey Dow
Geoffrey Dow
Chief Executive Officer and President

60 DEGREES PHARMACEUTICALS, INC.
1025 Connecticut Avenue NW Suite 1000
Washington, D.C. 20036
https://60degreespharma.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 12:30 P.M. (Eastern Time) on November 6, 2024

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of 60 Degrees Pharmaceuticals, Inc., a Delaware corporation (“Company,” “we,” “us” and “our”), will be held on November 6, 2024 at 12:30 p.m. (Eastern Time) via a live audio webcast over telephone. You will be able to virtually attend the Special Meeting over the telephone, vote and ask questions during the Special Meeting. We are holding the Special Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

At the Special Meeting, our stockholders will consider and act upon:

(1)    to approve the exercise of the Warrants (as defined below) issued by the Company on September 5, 2024 to purchase up to an aggregate of 6,014,493 shares of the Company’s common stock, par value $0.0001 per share, under applicable rules and regulations of the Nasdaq Stock Market LLC (the “Warrants Proposal”);

(2)    to approve an amendment to the 60 Degrees Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock available for issuance by 500,000 shares (the “2022 Plan Amendment Proposal”);

(3)    to approve an amendment to our certificate of incorporation, as corrected (“Certificate of Incorporation”), to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:3 to 1:5 inclusive, as determined by our Board of Directors in its sole discretion (the “Certificate of Incorporation Amendment Proposal”);

(4)    to approve adjourning the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the Warrants Proposal, the 2022 Plan Amendment Proposal and the Certificate of Incorporation Amendment Proposal at the time of the Special Meeting (the “Adjournment Proposal”); and

(5)    to transact such other business as may properly come before the meeting.

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Special Meeting of Stockholders (the “Notice”). We are not aware of any other business to come before the Special Meeting.

In a private placement transaction that closed on September 5, 2024 (the “Private Placement”), the Company issued the Warrants, which were comprised of the following: (i) Series A warrants (the “Series A Warrants”) to purchase up to 2,898,551 shares of common stock; (ii) Series B warrants (the “Series B Warrants,” and collectively with the Series A Warrants, the “Purchase Warrants”) to purchase up to 2,898,551 shares of common stock, which Purchase Warrants were purchased by two institutional investors (the “Investors”) in the Private Placement; and (iii) placement agent warrants (the “Placement Agent Warrants” and collectively with the Purchase Warrants, the “Warrants”) to purchase up to 217,391 shares of common stock that were issued to designees of H.C. Wainwright & Co., LLC (“Wainwright” or the “Placement Agent”) as compensation for Wainwright acting as placement agent in connection with the Private Placement.

After careful consideration, the Board has determined that the proposals listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the approval of the Warrants (Proposal 1), “FOR” the approval of an amendment to the 2022 Plan (Proposal 2), “FOR” the approval of an amendment to our Certificate of Incorporation (Proposal 3), and “FOR” the approval of the Adjournment Proposal (Proposal 4).

All stockholders are invited to attend the Special Meeting virtually and no stockholder will be able to attend the Special Meeting in person. The Special Meeting will be accessible via telephone in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting — How Do I Vote At The Special Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, ask questions and vote at the Special Meeting.

WHO CAN VOTE?

You can vote at the Special Meeting if you were a stockholder of record as of the close of business on September 20, 2024 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Special Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Special Meeting.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE

You may also read this Notice and Proxy Statement on our website at https://investors.60degreespharma.com.

AVAILABLE DATE

This Notice, the Proxy Statement and the form of proxy are first being made available to stockholders on or about October 15, 2024 at www.SXTP.vote.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Special Meeting virtually via the telephone. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement prior to the Special Meeting date. The vote of each stockholder is very important. You may revoke your written proxy at any time before it is voted at the Special Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Special Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote by telephone.

By Order of the Board of Directors,

/s/ Geoffrey Dow
Geoffrey Dow
Director, Chief Executive Officer and President
Washington, D.C.

October 15, 2024

Page
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	2
PROPOSAL 1: APPROVAL OF THE EXERCISE OF THE WARRANTS (AS DEFINED BELOW) ISSUED BY THE COMPANY ON SEPTEMBER 9, 2024 TO PURCHASE UP TO AN AGGREGATE OF 6,014,493 SHARES OF THE COMPANY’S COMMON STOCK, UNDER APPLICABLE RULES AND REGULATIONS OF THE NASDAQ STOCK MARKET LLC	7
PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE 2022 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE BY 500,000 SHARES;	12
PROPOSAL 3: APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT A SPLIT RATIO OF 1:3 TO 1:5, INCLUSIVE, AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION	18
PROPOSAL 4: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE WARRANTS PROPOSAL, THE 2022 PLAN AMENDMENT PROPOSAL, AND THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL AT THE TIME OF THE SPECIAL MEEETING	24
ADDITIONAL INFORMATION	25

i

60 DEGREES PHARMACEUTICALS, INC.

1025 Connecticut Avenue NW Suite 1000
Washington, D.C. 20036

PROXY STATEMENT

For Special Meeting of Stockholders to Be Held on November 6, 2024

The Board of Directors (the “Board”) of 60 Degrees Pharmaceuticals, Inc., a Delaware corporation (“60 Degrees Pharmaceuticals,” “60P,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2024 Special Meeting of Stockholders of the Company (“Special Meeting”) to be held on November 6, 2024, only via live audio webcast over the telephone by following the instructions set forth here at “Questions and Answers About the Meeting And Voting — How Do I Vote at the Special Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and form of proxy are first being made available to stockholders on or about October 15, 2024.

We are furnishing proxy materials to our stockholders primarily via the internet. On or about June 6, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement. The Internet Availability Notice also provides information on how to access your voting instructions to be able to vote by telephone. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via telephone, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form. Internet distribution of our proxy materials helps to expedite receipt by our stockholders, lowers the cost of the Special Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Internet Availability Notice, and note that any requests to receive printed proxy materials must be requested no later than October 22, 2024. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

The executive offices of the Company are located at, and the mailing address of the Company is 1025 Connecticut Avenue NW Suite 1000, Washington, D.C. 20036.

This Proxy Statement contains information about the matters to be voted on at the Special Meeting and the voting process, as well as information about our directors and executive officers.

Under Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about October 15, 2024, we will begin sending to our stockholders the Internet Availability Notice containing instructions on how to access our Proxy Statement for our Special Meeting. The Internet Availability Notice also provides instructions on how to vote by telephone and access the virtual Special Meeting by telephone and how to receive a paper copy of the proxy materials by mail. The Notice and Proxy Statement are also available at www.SXTP.vote.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q:     What is a proxy?

A:     A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Geoffrey Dow, the Chief Executive Officer, President and a director of the Company, and Tyrone Miller, the Chief Financial Officer of the Company, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

Q:     What is a proxy statement?

A:     A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

Q:     What is the purpose of the Special Meeting

A:     At our Special Meeting, stockholders will vote (1) to approve the exercise of the Warrants (as defined above) issued by the Company on September 5, 2024 to purchase up to an aggregate of 6,014,493 shares of the Company’s common stock, par value $0.0001 per share, under applicable rules and regulations of the Nasdaq Stock Market LLC (the “Warrants Proposal”), (2) to approve an amendment to the 60 Degrees Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock available for issuance by 500,000 shares (the “2022 Plan Amendment Proposal”) (3) to approve an amendment to our certificate of incorporation, as corrected (“Certificate of Incorporation”), to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:3 to 1:5 inclusive, as determined by our Board in its sole discretion (the “Certificate of Incorporation Amendment Proposal”) and (4) to approve adjourning the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the Warrants Proposal, the 2022 Plan Amendment Proposal and the Certificate of Incorporation Amendment Proposal, at the time of the Special Meeting (the “Adjournment Proposal”).

Q:     Why am I receiving these materials?

A:     The Board has made these materials available to you over the internet at www.SXTP.vote or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Special Meeting. The Special Meeting is scheduled to be held on November 6, 2024, at 12:30 p.m. Eastern Time, via live webcast. This solicitation by the Board is for proxies for use at the Special Meeting.

Q:     Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A:     As permitted by SEC rules, we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the internet. On or about October 15, 2024, we mailed to our stockholders the Internet Availability Notice containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received the Internet Availability Notice by mail you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The Internet Availability Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Internet Availability Notice also instructs you on how you may submit your proxy by telephone. If you received the Internet Availability Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Availability Notice and note that any requests to receive printed proxy materials must be requested no later than October 22, 2024. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

Q:     How do I obtain the materials for the Special Meeting?

A:     You should have received the Internet Availability Notice in the mail of how to obtain materials for the Special Meeting. Please follow the instructions on the Internet Availability Notice to obtain the materials either via the internet, by telephone or by e-mail.

You may also view the following proxy materials on the Company’s website at https://60degreespharma.com:

•        the Company’s Proxy Statement.

You may not vote on the Company’s website.

The Company urges you to request your materials before October 22, 2024 so that you will receive them in a timely manner in order to vote at the Special Meeting.

Q:     Who may attend the Special Meeting?

A:     The Special Meeting is open to all stockholders of record as of close of business on September 20, 2024 (the “Record Date”), or their duly appointed proxies.

Q:     What will I need in order to attend the Special Meeting Online?

A:     You may attend the Special Meeting via the telephone, vote your shares and, after the meeting adjourns, ask a question during the Special Meeting. On the day of the Special Meeting, you may log in to attend the Special Meeting by calling the telephone number provided and following the instructions to vote your shares. Please have your Virtual Control Number with you while calling into the Special Meeting. Further instructions on how to vote are set forth below in the question “How do I vote at the Special Meeting?” If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual Special Meeting. Online access will begin at 12:15 p.m. Eastern Time on November 6, 2024, and we encourage you to access the meeting prior to the start time. The meeting audio webcast will begin promptly at 12:30 p.m. Eastern Time on November 6, 2024.

Q:     May stockholders ask questions?

A:     Yes. Representatives of the Company will answer stockholders’ questions of general interest after the adjournment of the Special Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of stockholders an opportunity to ask questions. If you choose to attend the meeting over the telephone, you may request to ask a question during the Special Meeting. Questions will be answered as time allows.

Q:     Who may vote?

A:     You may vote if you owned 60 Degrees Pharmaceuticals common stock as of the close of business on September 20, 2024. Each share of 60 Degrees Pharmaceuticals common stock is entitled to one vote. As of the Record Date, the Company had 1,861,914 shares of common stock outstanding.

Q:     What am I voting on?

A:     You will be voting on the following items of business at the Special Meeting:

•        to approve the exercise of the Warrants (as defined above) issued by the Company on September 5, 2024 to purchase up to an aggregate of 6,014,493 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), under applicable rules and regulations of the Nasdaq Stock Market LLC;

•        to approve an amendment to the 60 Degrees Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock available for issuance by 500,000 shares;

•        to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:3 to 1:5 inclusive, as determined by our Board in its sole discretion;

•        to approve adjourning the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the Warrants Proposal, 2022 Plan Amendment Proposal and the Certificate of Incorporation Amendment Proposal at the time of the Special Meeting; and

•        any other business that properly comes before the meeting.

Q:     How does the Board recommend that I vote?

A:     Our Board recommends that you vote your shares:

•        “FOR” the approval of the exercise of the Warrants;

•        “FOR” the approval of an amendment to the 2022 Plan;

•        “FOR” the approval of an amendment to our Certificate of Incorporation;

•        “FOR” the approval of the Adjournment Proposal; and

•        to provide authority for the persons named as proxies to vote on other matters that may come before the Special Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting. Such proxies will vote on any other matter in their sole discretion.

Q:     How do I vote at the Special Meeting?

A:     You should have received the Internet Availability Notice in the mail that described the methods of voting at the virtual Special Meeting. Please refer to that notice to vote.

If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

If you wish to vote wish to vote your shares electronically at the Special Meeting, you will need to call into the Special Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials).

•        Record holders may cast their vote during the meeting by calling to the virtual meeting with the Virtual Control Number, which is included in the Internet Availability Notice and then, following the instructions while the polls are open during the meeting.

•        Beneficial holders will need to submit a legal proxy no later than 5:00  p.m. Eastern Time on July 12, 2024 to Proxy@equitystock.com. The beneficial holder will then be issued a Virtual Control Number, which can be used to enter the Annual Meeting and cast their vote while the polls are open during the Special Meeting.

In addition, a record or beneficial shareholder may call the number listed in the Notice of Internet Availability for the Special Meeting without a Virtual Control Number if the shareholder identifies themselves as a shareholder on the phone. The shareholder will not be able to cast a vote nor ask questions during the Q&A section using this method to join the Special Meeting.

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Special Meeting live audio webcast. Please be sure to check in by 12:15 p.m., Eastern time, on November 6, 2024, the day of the Special Meeting, so that we may address any technical difficulties before the Special Meeting live webcast begins. If you encounter any difficulties accessing the Special Meeting live webcast during the check-in or meeting time, please email proxy@equitystock.com or call (877) 804-2062 (toll free).

The Company urges you to vote before October 30, 2024 to ensure that your vote is timely received and counted.

Q:     Can I change my mind after I vote?

A:     You may change your vote at any time before the polls close at the Special Meeting. You may do this by:

•        signing another proxy card with a later date and returning it to us prior to the Special Meeting; or

•        voting again by telephone during the virtual Special Meeting.

Your attendance at the Special Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q:     Who will count the votes?

A:     Equity Stock Transfer, an independent inspector who is not affiliated with the Company or any director, director nominee or officer of the Company, will count the votes and will serve as the inspector of election.

Q:     What if I return my proxy card but do not provide voting instructions?

A:     If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. The recommendations are:

•        “FOR” the approval of the exercise of the Warrants (Proposal 1);

•        “FOR” the approval of an amendment to the 2022 Plan (Proposal 2);

•        “FOR” the approval of an amendment to our Certificate of Incorporation (Proposal 3);

•        “FOR” the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the Warrants Proposal, the 2022 Plan Amendment Proposal and the Certificate of Incorporation Amendment Proposal (Proposal 4); and

•        to provide authority for the persons named as proxies to vote on other matters that may come before the Special Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting.

Q:     What does it mean if I receive more than one proxy card?

A:     It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Equity Stock Transfer, LLC, which may be reached at (212) 575-5757.

Q:     Will my shares be voted if I do not provide my proxy?

A:     Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of Nasdaq to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposals to be voted on at our Special Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

Q:     How many votes must be present to hold the Special Meeting?

A:     Your shares are counted as present at the Special Meeting if you attend the Special Meeting online or if you properly return a proxy by internet, telephone or mail. In order for us to conduct our Special Meeting, one-third of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Special Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Special Meeting.

Q:     How many votes are needed to approve the proposals?

A:     The affirmative vote of a majority of the voting power of the number of shares present in person, by remote communication or presented by proxy at the Special Meeting is entitled to vote to approve each proposal. Abstentions do not represent votes cast “for” or “against” a proposal and will have no effect on the outcome of the proposals. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on these proposals.

Q:     Is voting confidential?

A:     We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, representatives of Equity Stock Transfer, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q:     When will the Company announce the voting results?

A:     The Company may announce preliminary voting results after the adjournment of the Special Meeting and will announce the final voting results of the Special Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Special Meeting.

Q:     Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Special Meeting?

A:     No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 1, Proposal 2, Proposal 3 and Proposal 4 that is not shared by all other stockholders.

Q:     What if other matters are presented for consideration at the Special Meeting?

A:     The Company knows of no other matters to be submitted to the stockholders at the Special Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Special Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q:     Whom do I call if I have questions?

A:     If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact InvestorComLLC at (877) 972-0090.

MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL NO. 1

APPROVAL OF THE EXERCISE OF WARRANTS ISSUED ON SEPTEMBER 5, 2024 TO PURCHASE UP TO AN AGGREGATE OF 6,014,493 SHARES OF THE COMPANY’S COMMON STOCK UNDER APPLICABLE RULES AND REGULATIONS OF THE NASDAQ STOCK MARKET LLC

The Company is seeking stockholder approval for the exercise of the Warrants issued by the Company on September 5, 2024 to purchase up to an aggregate of 6,014,493 shares of the Company’s common stock under applicable listing rules and regulations of the Nasdaq Stock Market.

On September 4, 2024, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”) for the issuance and sale of an aggregate of: (i) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 2,898,551 shares of common stock, and in the concurrent Private Placement, the Company issued: (a) Series A Warrants to purchase up to 2,898,551 shares of common stock at an exercise price of $1.38 per share, and (b) Series B Warrants to purchase up to 2,898,551 shares of common stock at an exercise price of $1.38 per share. The closing of the Private Placement occurred on September 5, 2024 (the “Closing Date”).

The shares of Common Stock issuable upon the exercise of the Series A Warrants and the Series B Warrants are collectively referred to as the “Warrant Shares.” The Series A Warrants and the Series B Warrants will become exercisable on the effective date of the stockholder approval for the issuance of the Warrant Shares upon exercise of the Series A Warrants and the Series B Warrants (the “Stockholder Approval Date”). The Series A Warrants have a term of exercise equal to five years from the Stockholder Approval Date. The Series B Warrants have a term of exercise equal to eighteen months from the Stockholder Approval Date.

A holder of the Series A Warrants and Series B Warrants may not exercise any portion of such holder’s the Warrants to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% of the Company’s outstanding shares of common stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the beneficial ownership limitation to up to 9.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise.

In connection with the Private Placement, we agreed with the Investors to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock underlying the Purchase Warrants no later than 15 days after the Closing Date and to use commercially reasonable efforts to cause such registration statement to become effective within 45 days following the Closing Date (or within 75 days following the Closing Date if the SEC informs the Company that it intends to review such registration statement).

The Purchase Agreement also provides that from the Closing Date until the one (1) year anniversary of the closing, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of common stock or common stock equivalents (or a combination of units thereof) involving a Variable Rate Transaction, subject to certain exceptions.

The net proceeds to us from the Offering (as defined below) were approximately $4.0 million, after deducting placement agent fees and expenses and estimated offering expenses payable by us. We intend to use the net proceeds received from the Offering for general corporate purposes, including general and administrative expenses and working capital.

The Company entered into an engagement letter with Wainwright, dated August 30, 2024, the term of which was subsequently amended by the Company and Wainwright, pursuant to which Wainwright agreed to act as the exclusive placement agent for the Company, on a reasonable best-efforts basis, in connection with the registered direct offering and the concurrent Private Placement (collectively, the “Offering”). The Company agreed to pay Wainwright an aggregate cash fee equal to 7.5% of the gross proceeds of the Offering. Additionally, the Company agreed to pay a management fee of 1.0% of the aggregate gross exercise price paid in cash with respect thereto. The Company also agreed to pay the Placement Agent $85,000 for non-accountable expenses. The Company also agreed to issue to Wainwright or its designees as compensation, the Placement Agent Warrants. The Placement Agent Warrants have substantially the same terms as the Series A Warrants and Series B Warrants described above, except that the Placement Agent Warrants have an exercise price of $1.725 per share and are exercisable beginning on the effective date of the Stockholder Approval for five years from Stockholder Approval.

The Pre-Funded Warrants, Series A Warrants, Series B Warrants, and Placement Agent Warrants, and the shares of our Common Stock issuable upon exercise thereof were offered pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Reasons for the Private Placement

In August 2024, the Company’s Board of Directors determined that it was necessary to raise additional funds for general corporate purposes.

We believe that the Offering, which yielded gross proceeds of approximately $4.0 million, was necessary in light of the Company’s cash and funding requirements at the time. In addition, at the time of the Offering, the Company’s Board of Directors considered numerous other alternatives to the transaction, none of which proved to be feasible or, in the opinion of the Company’s Board of Directors, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Offering.

Description of the Warrants

Pursuant to Nasdaq Stock Market Rule 5635(d), the Warrants will not be exercisable until the Company’s stockholders approve (“Stockholder Approval”) the issuance of the shares of common stock issuable upon exercise of the Warrants. Pursuant to the Purchase Agreement, we are required to hold an annual or special meeting of stockholders on or prior to the date that is ninety (90) days following September 5, 2024, the closing date of the Offering, for the purpose of obtaining Stockholder Approval, meaning we are required to hold a stockholder meeting no later than December 4, 2024. We have agreed with the Investors that if we do not obtain Stockholder Approval at the first meeting that is called, we will call an additional stockholder meeting every six (6) months thereafter until the earlier of the date we obtain such Stockholder Approval, or the Warrants are no longer outstanding.

Set forth below is a summary of the terms of the Warrants. Except as described below, the Placement Agent Warrants have substantially the same terms as the Series A Warrants and Series B Warrants.

Exercisability

The Series A Warrants and the Series B Warrants each have an initial exercise price of $1.38 per share and are exercisable beginning on the Stockholder Approval Date, if at all. The Series A Warrants expire five years after the Stockholder Approval Date and the Series B Warrants will expire 18 months after the Stockholder Approval Date. The Placement Agent Warrants have an initial exercise price of $1.725 per share and are exercisable beginning on the Stockholder Approval Date, if at all, and expire five years from the Stockholder Approval Date.

No Fractional Shares

No fractional shares or scrip representing fractional shares will be issued upon the exercise of the Warrants. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, the number of shares of common stock to be issued will be rounded up to the nearest whole number.

Exercise Limitation

In general, a holder of the Warrants does not have the right to exercise any portion of a Warrant if the holder (together with its Attribution Parties (as defined in the Warrant) would beneficially own in excess of 4.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrant. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Cashless Exercise

If at the time of exercise of a Warrant there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of, the Warrant Shares, in lieu of making the cash payment otherwise contemplated to be made to us upon the exercise of any Warrants in payment of the aggregate exercise price, the holder may, at its option, instead receive upon such exercise (either in whole or in part) only the net number of shares of common stock determined according to a formula set forth in the Warrants.

Adjustment for Stock Splits

The exercise price of the Warrants is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock.

Dividends or Distributions

If we declare or make any dividend or other distribution of the Company’s assets (or rights to acquire the Company’s assets) to holders of shares of common stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) at any time after the issuance of the Warrants, then, in each such case, the holders of the Warrants shall be entitled to participate in such distribution to the same extent that the holders would have participated therein if the holders had held the number of shares of common stock acquirable upon complete exercise of the Warrants.

Purchase Rights

If we grant, issue or sell any shares of common stock or securities exercisable for, exchangeable for or convertible into common stock, or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of common stock, (the “Purchase Rights”), then each holder of the Warrants will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete exercise of the Warrants immediately before the Record Date, or, if no such record is taken, the date as of which the record holders of shares of common stock are to be determined, for the grant, issue or sale of such Purchase Rights.

Fundamental Transaction

If a Fundamental Transaction (as defined in each Warrant) occurs, then the successor entity will succeed to, and be substituted for us, and may exercise every right and power that we may exercise and will assume all of the Company’s obligations under the Warrants with the same effect as if such successor entity had been named in the warrant itself. If holders of the common stock are given a choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the Warrants following such Fundamental Transaction. Notwithstanding the foregoing, in the event of a Fundamental Transaction, the holders of the Warrants have the right to require us or a successor entity to redeem the Warrants for cash in the amount of the Black Scholes Value (as defined in each Warrant) of the unexercised portion of the Warrants concurrently with or within 30 days following the consummation of a Fundamental Transaction.

However, in the event of a Fundamental Transaction which is not in the Company’s control, including a Fundamental Transaction not approved by the Company’s Board of Directors, the holders of the Warrants will only be entitled to receive from us or the Company’s successor entity, as of the date of consummation of such Fundamental Transaction the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the Warrant that is being offered and paid to the holders of common stock in connection with the Fundamental Transaction, whether that consideration is in the form of cash, stock or any combination of cash and stock, or whether the holders of common stock are given the choice to receive alternative forms of consideration in connection with the Fundamental Transaction.

Transferability

Subject to applicable laws, the Warrants may be offered for sale, sold, transferred or assigned.

Rights as a Stockholder

Except as otherwise provided in the Warrants or by virtue of a holder’s ownership of shares of common stock, the holders of the Warrants do not have the rights or privileges of holders of our common stock, including any voting rights, unless and until they exercise their Warrants.

Amendments

The Warrants may be amended with the written consent of the holder of the Warrant and us.

Listing

There is no established public trading market for the Warrants, and we do not expect a market to develop. In addition, we do not intend to apply for listing of the Warrants on any national securities exchange.

Reasons for the Warrants Proposal

Our common stock is listed on the Nasdaq Capital Stock Market (“Nasdaq”) and trades under the ticker symbol “SXTP.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the issuer prior to such issuance for less than the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. The closing price of our common stock on Nasdaq on September 3, 2024, the trading date immediately preceding the signing of the Purchase Agreement, was $1.38 per share. In order to comply with Nasdaq Listing Rule 5635(d), the Warrants are not exercisable until Stockholder Approval is obtained.

We are seeking stockholder approval for the issuance of up to an aggregate of 6,014,493 shares of common stock upon the exercise of the Warrants that were issued. Effectively, Stockholder Approval of this Warrants Proposal is one of the conditions for us to receive up to an additional approximately $4.0 million (before deducting expenses and placement agent fees) upon the exercise of the Warrants, if exercised for cash. Loss of these potential funds could adversely impact our ability to fund our operations.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the securities purchase agreement, as the Private Placement has already been completed and the Warrants have already been issued. We are only asking for approval to issue the Warrant Shares upon exercise of the Warrants.

Potential Consequences if Proposal No. 1 is Not Approved

The failure of our stockholders to approve this Proposal No. 1 will mean that: (i) we cannot permit the exercise of the Warrants and (ii) may incur substantial additional costs and expenses because we will need to hold another meeting to vote upon this proposal.

Each Series A Warrants and Series B Warrant has an initial exercise price of $1.38 per share and each Placement Agent Warrant has, an initial exercise price of $1.725 per share. Accordingly, we would realize an aggregate of up to approximately $4.0 million in gross proceeds before deducting expenses and fees that we will owe to Wainwright, the placement agent in connection with the Private Placement, if all the Warrants were exercised for cash. If the Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

In addition, in connection with the Private Placement and the issuance of Warrants, we have agreed to seek stockholder approval every six (6) months until our stockholders approve the issuance of the Warrant Shares or until such time as none of the Warrants are outstanding. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations.

Potential Adverse Effects of the Approval of Proposal No. 1

If this Proposal No. 1 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the Warrant Shares upon exercise of the Warrants. Assuming the full exercise of the Warrants, an aggregate of 6,014,493 additional shares of common stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware or under our Certificate, or our Bylaws, as amended, with respect to the Warrants Proposal.

Required Vote

The affirmative vote from the holders of a majority of the voting power of the shares present in person, by remote communication or represented by proxy and entitled to vote on the Warrants Proposal at the Special Meeting is required for approval of this proposal. Abstentions will have no effect on this proposal. As noted above, we believe that this Proposal 1, Proposals 2, 3 and 4 will be considered “non-routine” and therefore broker non-votes are not expected to be present at this meeting.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote “FOR” Proposal No. 1 to approve the Warrants Proposal.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNDER THE 2022 EQUITY INCENTIVE PLAN BY 500,000 SHARES (Item 2 on the Proxy Card)

Our Board has adopted a resolution declaring it advisable and in the best interests of the Company and its stockholders that the shares of common stock authorized for issuance under the 2022 Plan be increased by 500,000 (the “Plan Amendment”).

On November 22, 2022, our Board and our stockholders approved the 60 Degrees Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”). The 2022 Plan governs equity awards to our employees, directors, officers, consultants and other eligible participants. Initially, the maximum number of shares of our common stock that may be subject to awards under the 2022 Plan was equal to 238,601. The 2022 Plan provides for an annual automatic increase in the number of shares available for issuance beginning on January 1, 2023, and each January 1 thereafter, by four percent (4%) of the number of outstanding shares of common stock on the immediately preceding December 31, or such lesser number of shares as determined by our Board. On July 16, 2024, our stockholders approved an amendment to the 2022 Plan to increase the authorized shares under the 2022 Plan by 5,000,000 shares. On August 12, 2024, the effected a reverse stock split of our common stock at a ratio of 1-for-12 (the “August Reverse Split”). As of result of the August Reverse Split, the number of shares of common stock reserved for issuance under the 2022 Plan has been proportionally reduced to 463,873. As of the Record Date, there are 351,034 remaining shares available for issuance under the 2022 Plan.

The purpose of the 2022 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of our business. The administrator of the 2022 Plan may, in its sole discretion, amend, alter, suspend or terminate the 2022 Plan, or any part thereof, at any time and for any reason. Unless earlier terminated by the administrator, the 2022 Plan will terminate ten years from the date it is adopted by our Board.

Overview and Purpose of the Stockholder Approval

In order to give the Company, the flexibility to responsibly address its future equity compensation needs, the Company is requesting that stockholders approve the Plan Amendment, which will authorize an additional 500,000 shares for issuance under the 2022 Plan, so that an overall total of 963,873 shares will be reserved under the 2022 Plan. Having a sufficient number of shares under the 2022 Plan is critical to our ability to continue to attract, retain, engage and focus highly motivated and qualified employees, particularly in the competitive labor market that exists today in our industry. A copy of the Plan Amendment is attached to this proxy statement as Annex A and a copy of the 2022 Plan is attached to this proxy statement as Annex B.

No Appraisal Rights

Stockholders have no rights under the DGCL or under our Certificate of Incorporation to exercise dissenters’ rights of appraisal with respect to the approval of the Plan Amendment.

Description of the 2022 Plan

The principal features of the 2022 Plan are summarized below, but the below summary is qualified in its entirety by reference to the full text of the plan document.

Authorized Shares

Initially, the maximum number of shares of our common stock that may be subject to awards under the 2022 Plan was equal to 238,601. The 2022 Plan provides for an annual automatic increase in the number of shares available for issuance beginning on January 1, 2023, and each January 1 thereafter, by four percent (4%) of the number of outstanding shares of common stock on the immediately preceding December 31, or such lesser number of shares as determined by our Board. On July 16, 2024, our stockholders approved an amendment to the 2022 Plan to increase the authorized shares under the 2022 Plan by 5,000,000 shares. After giving effect to the August Reverse Split (defined above), the maximum shares of our common stock that may be subject to awards under the 2022 Plan is equal to 463,873. As of the Record Date, there are 351,034 remaining shares available for issuance under the 2022 Plan.

Plan Administration

One or more committees appointed by our Board will administer the 2022 Plan. Initially, the Compensation Committee shall administer the 2022 Plan. In addition, if we determine it is desirable to qualify transactions under the 2022 Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2022 Plan, the administrator has the power to administer the 2022 Plan and make all determinations deemed necessary or advisable for administering the 2022 Plan, including the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2022 Plan, determine the terms and conditions of awards (including the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2022 Plan and awards granted under it, prescribe, amend and rescind rules relating to the 2022 Plan, rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, easing the administration of the 2022 Plan and/or for qualifying for favorable tax treatment under applicable non-U.S. laws, in each case as the administrator may deem necessary or advisable and modify or amend each award (subject to the provisions of the 2022 Plan), including the discretionary authority to extend the post-termination exercisability period of awards and to extend the maximum term of an option or stock appreciation right (subject to the provisions of the 2022 Plan), to allow Participants to satisfy withholding tax obligations in a manner permissible under the 2022 Plan, to authorize any person to execute on behalf of us any instrument required to effect the grant of an award previously granted by the administrator and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants.

Eligibility

Awards under the 2022 Plan, other than incentive stock options, may be granted to our employees (including our officers and directors) or a parent or subsidiary, members of our Board, or consultants engaged to render bona fide services to us or a parent or subsidiary. Incentive stock options may be granted only to our employees or a subsidiary, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for our securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a consultant will include only those persons to whom the issuance of shares may be registered under Form S-8 promulgated under the Securities Act.

Stock Options

Stock options may be granted under the 2022 Plan. The exercise price of options granted under the 2022 Plan generally must at least be equal to the fair market value of our common stock on the date of grant. The term of each option will be as stated in the applicable award agreement; provided, however, that the term may be no more than 10 years from the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, they may exercise their option for the period of time stated in their option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for six months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2022 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2022 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding 10 years. After the termination of service of an employee, director or consultant, they may exercise their stock appreciation right for the period of time stated in their stock appreciation right agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for six months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2022 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock

Restricted stock may be granted under the 2022 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2022 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

RSUs may be granted under the 2022 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of the 2022 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares of our common stock or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any vesting requirements will be deemed satisfied.

Performance Awards

Performance awards may be granted under the 2022 Plan. Performance awards are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will set objectives or vesting provisions, that, depending on the extent to which they are met, will determine the value of the payout for the performance awards. The administrator may set vesting criteria based on the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the administrator in its discretion. Each performance award’s threshold, target, and maximum payout values are established by the administrator on or before the grant date. After the grant of a performance award, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance award. The administrator, in its sole discretion, may pay earned performance awards in the form of cash, in shares, or in some combination thereof.

Non-transferability of Awards

Unless the administrator provides otherwise, the 2022 Plan generally does not allow for the transfer of awards other than by will or by the laws of descent and distribution and only the recipient of an award may exercise an award during their lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2022 Plan, the administrator will adjust the number and class of shares that may be delivered under the 2022 Plan or the number, and price of shares covered by each outstanding award and the numerical share limits set forth in the 2022 Plan.

Dissolution or Liquidation

In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

The 2022 Plan provides that in the event of our merger with or into another corporation or entity or a “change in control” (as defined in the 2022 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control; (iv) (A) the termination of an award in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by us without payment) or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion; or (v) any combination of the foregoing. The administrator will not be obligated to treat all awards, all awards a participant holds, or all awards of the same type, similarly. In the event that awards (or portion thereof) are not assumed or substituted for in the event of a merger or change in control, the participant will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and RSUs or performance awards will lapse and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any of our subsidiaries or parents, as applicable. If an option or stock appreciation right is not assumed or substituted in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the vested option or stock appreciation right will terminate upon the expiration of such period.

For awards granted to an outside director, the outside director will fully vest in and have the right to exercise options and/or stock appreciation rights as to all of the shares underlying such award, including those shares which would not be vested or exercisable, all restrictions on restricted stock and RSUs will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any of our subsidiaries or parents, as applicable.

Clawback

Awards will be subject to any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Act or other applicable laws. The administrator also may specify in an award agreement that the participant’s rights, payments or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. The administrator may require a participant to forfeit, return or reimburse us all or a portion of the award or shares issued under the award, any amounts paid under the award and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.

Amendment and Termination

The administrator has the authority to amend, suspend or terminate the 2022 Plan provided such action does not impair the existing rights of any participant. The 2022 Plan automatically will terminate on November 22, 2032, unless it is terminated sooner.

Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences with respect to awards granted under the 2022 Plan.

Restricted Stock Awards

The recipient of a restricted stock award does not have taxable income upon receipt of the award. When the restricted stock award is vested, the recipient will recognize ordinary income in an amount equal to the difference of the fair market value of the shares on the date of vesting and the amount paid for such restricted stock, if any.

Upon the vesting of a restricted stock award, the Company will be entitled to a corresponding income tax deduction in the tax year in which the restricted stock award vested.

The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the recipient will not realize any additional taxable income when the shares become vested.

Restricted Stock Units

A recipient will not recognize taxable income upon the grant of a restricted stock unit, and we will not be entitled to a deduction, until the shares and/or cash with respect to the award are transferred to the recipient, generally at the end of the vesting period. At the time of transfer, the recipient will recognize ordinary income equal to the value of the shares of common stock and/or cash. The Company will be entitled to a deduction equal to the income recognized by the recipient. The subsequent disposition of shares acquired pursuant to a restricted stock unit award will result in capital gain or loss (based upon the difference between the price received upon disposition and the recipient’s basis in those shares).

Stock Options

The recipient does not recognize any taxable income as a result of a grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. When the shares are sold, any difference between the sale price and the fair market value of the shares on the date of exercise will generally be treated as long term or short term capital gain or loss, depending on whether the stock was held for more than one year. Upon the exercise of a non-qualified stock option, the Company will be entitled to a corresponding income tax deduction in the tax year in which the option was exercised.

Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the recipient disposes of the shares within the two-year or one-year periods referred to above, the recipient will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights

A recipient does not recognize any taxable income upon the receipt of a stock appreciation right (“SAR”). Upon the exercise of a SAR, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

Upon the exercise of a SAR, the Company will be entitled to a corresponding income tax deduction in the tax year in which the SAR was exercised.

Equity Plan Information

The following chart reflects the number of securities granted under equity compensation plans approved and not approved by stockholders and the weighted average exercise price for such plans as of December 31, 2023:

Plan Category:	Number of securities to be issued upon exercise or issuance of outstanding options, units, warrants and rights:	Weighted average exercise price of outstanding options, warrants and rights(1):	Number of securities remaining available for future issuance:
2022 Equity Incentive Plan:
Equity compensation plans approved by security holders	88,165	$12.80	351,034
Equity compensation plans not approved by security holders	—	—	—
Total	88,165	$12.80	351,034

____________

(1)      Balances exclude 24,674 shares of Common Stock previously issued to employees, consultants, and directors for vested stock grants and restricted stock units under the 2022 Plan.

The Board recommends that you vote “FOR” the approval to increase the total number of authorized shares under the 2022 Equity Incentive Plan by 500,000 shares.

PROPOSAL 3

TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A REVERSE STOCK SPLIT RATIO RANGING FROM 1:3 TO 1:5, INCLUSIVE, AS DETERMINED BY THE BOARD IN ITS SOLE DISCRETION (Item 3 on the Proxy Card)

Our stockholders are being asked to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:3 to 1:5, inclusive, as may be determined at the appropriate time by the Board, in its sole discretion (the “Reverse Stock Split”). This means that once approved by the stockholders, the Board will be able to decide whether and when to effect the Reverse Stock Split without further action from the stockholders.

The effectiveness of this amendment or the abandonment thereof, notwithstanding stockholder approval, will be determined by the Board, at its sole option, following the Special Meeting any time prior to the one-year anniversary of the meeting.

Reasons for a Reverse Stock Split

Maintaining our Listing on Nasdaq

The primary purpose of the Reverse Stock Split is to raise the per share trading price of our common stock in order to maintain our listing on The Nasdaq Capital Market. Delisting from Nasdaq may adversely affect our ability to raise additional financing through the public or private sale of our equity securities, may significantly affect the ability of investors to trade in our securities and may negatively affect the value and liquidity of our common stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors, the loss of analyst coverage or the loss of business development opportunities.

Potentially Improving the Marketability and Liquidity of our Common Stock

The Board believes that an increased stock price may also improve the marketability and liquidity of our common stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Decreasing the Risk of Market Manipulation of our Common Stock

The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our common stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.

Providing us the Ability to Issue Additional Securities

A Reverse Stock Split is expected to increase the number of authorized, but unissued and unreserved, shares of our common stock. These additional shares would provide flexibility to us for raising capital; repurchasing debt; providing equity incentives to employees, officers, directors, consultants and advisors (including pursuant to our equity compensation plan); expanding our business through the acquisition of other businesses and for other purposes. However, at present, we do not have any specific plans, arrangements, understandings or commitments for the additional shares that would become available.

Accordingly, for these and other reasons, the Board believes that a Reverse Stock Split is in the best interests of us and our stockholders. A copy of the draft of the amendment to our Certificate of Incorporation providing for the Reverse Stock Split is attached hereto as Annex C.

Criteria to be Used for Determining Whether to Implement a Reverse Stock Split

This proposal gives the Board the discretion to select a Reverse Stock Split ratio from within a range between and including 1:3 and 1:5 on a date selected by him based on his then-current assessment of the factors below, and in order to maximize Company and stockholder interests. In determining whether to implement the Reverse Stock Split, and which ratio to implement, if any, the Board may consider, among other factors:

•        the historical trading price and trading volume of our common stock;

•        the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market in the short- and long-term;

•        the continued listing requirements for our common stock on Nasdaq or other applicable exchanges, if then applicable;

•        the number of shares of common stock outstanding;

•        which Reverse Stock Split ratio would result in the least administrative cost to us; and

•        prevailing industry, market and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure stockholders that the proposed Reverse Stock Split will sufficiently increase our stock price or, that our stock will trade at a price that is equal to at least $1.00 per share for a continual basis. There is no guarantee that we will continue to be compliance with Nasdaq Listing Rule 5550(a)(2). The effect of a Reverse Stock Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies in various industries is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in our overall market capitalization. Further, even if we implement a Reverse Stock Split, our stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of a Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the split. In addition, a Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.

The implementation of a Reverse Stock Split would result in an effective increase in the authorized number of shares of common stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of common stock available for issuance could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

Effects of a Reverse Stock Split

As of the effective date of the Reverse Stock Split:

•        a certain number shares of common stock outstanding (depending on the Reverse Stock Split ratio selected by the Board) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of common stock;

•        no fractional shares of common stock will be issued; instead, stockholders who would otherwise receive a fractional share will receive a whole share in lieu of any fractional share of common stock (as detailed below);

•        proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options and warrants which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such stock options and warrants and, in the case of stock options, a proportional increase in the exercise price of all such stock options;

•        the number of shares of common stock then reserved for issuance under our equity compensation plan will be reduced proportionately; and

•        the total number of authorized shares of common stock will remain at 150,000,000.

The following table summarizes, for illustrative purposes only, the anticipated effects of a Reverse Stock Split on our shares available for issuance based on information as of the Record Date (unless otherwise noted below) and without giving effect to the treatment of fractional shares.

Assuming this Proposal Is Approved by Stockholders and Implemented by the Board:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance(1)	Number of Shares of Common Stock Authorized but Unissued and Unreserved	Hypothetical Initial Market Value of Shares of Common Stock Authorized but Unissued and Unreserved*
Pre-Reverse Stock Split	150,000,000	1,861,914	10,237,057	137,901,029	$132,384,987.84
Post-Reverse Stock Split 1:3	150,000,000	620,638	3,412,352	145,967,010	$140,128,329.60
Post-Reverse Stock Split 1:5	150,000,000	372,383	2,047,411	147,580,206	$141,676,997.76

____________

*        Based on a hypothetical post-split stock price calculated by multiplying the closing stock price on October 14, 2024 of $0.96 by the split ratio.

(1)      Includes shares of common stock reserved for issuance (i) upon the exercise of currently exercisable warrants and options and (ii) under the 2022 Plan less any exercised or converted awards, and (iii) upon the exercise of 6,014,493 warrants that will become exercisable assuming the approval by the Company’s stockholders of Proposal No. 1 of this Proxy Statement.

A Reverse Stock Split would affect all stockholders uniformly. As of the effective date of the Reverse Stock Split which shall be determined by the Board in its sole discretion (“Effective Date”), each stockholder would own a reduced number of shares of common stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares (as described below).

A Reverse Stock Split would not affect the registration of our common stock under Section 12(b) of the Exchange Act and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Barring delisting by Nasdaq, our common stock would continue to be listed on Nasdaq under the symbol “SXTP,” but would have a new Committee on Uniform Securities Identification Procedures number after the effective date.

Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, we will issue a whole share in lieu of any fractional share of common stock.

As of September 20, 2024, there were 16 common stockholders of record. After the Effective Date, stockholders owning less than a whole share will no longer be stockholders. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Procedure for Effecting a Reverse Stock Split

Beneficial Holders of Common Stock

Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of common stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.

Registered Holders of Common Stock

Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date.

Material U.S. Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax consequences of a Reverse Stock Split to stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.

We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.

This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our common stock as a capital asset (generally, property held for investment).

This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the U.S., insurance companies, persons holding shares of our common stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our common stock under the constructive sale provisions of the Code, persons that hold more than 5% of our common stock, persons that hold our common stock in an individual retirement account, 401(k) plan or similar tax-favored account or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities.

This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Split.

For purposes of this summary, a “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the U.S.;

•        a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust if (1) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our common stock is a partner of a partnership holding shares of our common stock, such holder should consult his or her own tax advisor.

This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Stockholders are urged to consult their own tax advisor with respect to the application of U.S. federal income tax laws to their particular situation as well as any tax considerations arising under other U.S. federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. In the aggregate, a U.S. holder’s tax basis in the common stock received pursuant to the Reverse Stock Split (excluding the portion of the tax basis that is allocable to any fractional share) will equal the U.S. holder’s tax basis in its common stock surrendered in the Reverse Stock Split in exchange therefor, and the holding period of the U.S. holder’s common stock received pursuant to the Reverse Stock Split will include the holding period of the common stock surrendered in the Reverse Stock Split in exchange therefor.

In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the common stock surrendered in the Reverse Stock Split that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its common stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

U.S. holders that have acquired different blocks of our common stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our common stock.

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Accounting Consequences

The par value per share of our common stock will remain unchanged at $0.0001 per share following a Reverse Stock Split. As a result, as of the Effective Date, the stated capital on our balance sheets attributable to common stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of common stock will be increased as a result of the fewer shares of common stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.

The Board of Directors recommends a vote “FOR” the approval of the Reverse Stock Split. The Board of Directors retains the discretion to abandon, and not implement, the aforementioned amendments at any time before they become effective.

PROPOSAL 4

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE WARRANTS PROPOSAL, THE 2022 PLAN AMENDMENT PROPOSAL AND THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL (Item 4 on the Proxy Card)

Proposal 4 is to consider and vote upon the proposal to approve adjourning the Special Meeting, if necessary or appropriate in the discretion of the Board, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Warrants Proposal, the 2022 Plan Amendment Proposal, and the Certificate of Incorporation Amendment Proposal.

General

The Special Meeting may be adjourned to another time or place, if necessary or appropriate in the discretion of the Board, to permit further solicitation of proxies to obtain additional votes in favor of the Warrants Proposal, the 2022 Plan Amendment Proposal and the Certificate of Incorporation Amendment Proposal (the “Adjournment”).

If, at the Special Meeting, the number of shares of common stock present or represented and voting in favor of the Warrants Proposal, the 2022 Plan Amendment Proposal or the Certificate of Incorporation Amendment Proposal, is insufficient to approve such proposal, the Company intends to move for the Adjournment in order to enable our Board to solicit additional proxies for approval of such proposal. We are asking our stockholders to approve this Proposal 4 for the Adjournment if necessary or appropriate in the discretion of the Board.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Adjournment. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

The Board of Directors recommends that you vote “FOR” approval of this proposal.

ADDITIONAL INFORMATION

Solicitation Expenses:    Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail and by telephone. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement:    The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to 60 Degrees Pharmaceuticals, Inc., Investor Relations, 1025 Connecticut Avenue NW Suite 1000, Washington, D.C. 20036 or by calling Investor Relations at (202) 327-5422.

Stockholder Proposals for Consideration at the 2025 Annual Meeting of Stockholders:    Under the rules of the SEC Rule 14a-8, if a stockholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2025 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 1025 Connecticut Avenue NW Suite 1000, Washington, D.C. 20036 by April 17, 2025. The proposal should be sent to the attention of the Chief Financial Officer.

Under our amended and restated bylaws, certain procedures are provided that a stockholder must follow to introduce an item of business, including the nomination of someone as a director, at a Special Meeting of Stockholders that is not included in our Proxy Statement. These procedures provide that an item of business to be introduced at a Special Meeting of Stockholders must be submitted in writing to our Nominating and Corporate Governance Committee at our principal executive offices and you must include information set forth in our amended and restated bylaws. See “Governance of the Company — Stockholder Nominations” above.

We must receive the notice of your intention to propose an item of business at our 2025 Special Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s Special Meeting as specified in our amended and restated bylaws. If the 2025 Special Meeting is not held within 30 days before or after the anniversary of the date of this year’s Special Meeting, then the item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Assuming that our 2025 Special Meeting is held within 30 days of the anniversary of this Special Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by April 17, 2025.

You may contact 60 Degrees Pharmaceuticals’ Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

The chairperson of the Special Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2023 Annual Report:    A copy of our 2023 Annual Report, as filed with the SEC on April 1, 2024, is available to stockholders without charge upon written request directed to our Secretary at 1025 Connecticut Avenue NW Suite 1000, Washington, D.C. 20036 or by phone at (202) 327-5422. The Company makes available free of charge on or through its website, https://60degreespharma.com, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters to Be Considered At The Special Meeting:    The Board is not aware of any other matters that are expected to come before the Special Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Special Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

Annex A

AMENDMENT TO 60 DEGREES PHARMACEUTICALS, INC. 2022 EQUITY INCENTIVE PLAN

[*], 2024

Subject to the approval of the stockholders (the “Stockholder Approval”) of 60 Degrees Pharmaceuticals, Inc., a Delaware corporation (the “Company”) at the Company’s 2024 Special Meeting of Stockholders, the 60 Degrees Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) is hereby amended by amending and restating Section 3.1 in its entirety as of the effective date of the Stockholder Approval as follows:

“3.1 Stock Subject to the Plan.    Subject to adjustment upon changes in capitalization of the Company as provided in Section 15 of the Plan and the automatic increase set forth in Section 3.2 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan will be equal to 953,871 Shares, In addition, Shares may become available for issuance under Sections 3.2 and 3.2 of the Plan. The Shares may be authorized but unissued, or reacquired Common Stock.”

Except as expressly amended hereby, the terms of the 2022 Plan shall be and remain unchanged and the 2022 Plan as amended hereby shall remain in full force and effect.

Annex A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized representative on the day and year first above written.

60 DEGREES PHARMACEUTICALS, INC.
By:
Name:	Geoffrey Dow
Title:	Chief Executive Officer and President

Annex A-2

Annex B

60 DEGREES PHARMACEUTICALS, INC.

2022 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•        to attract and retain the best available personnel for positions of substantial responsibility,

•        to provide additional incentive to Employees, Directors and Consultants, and

•        to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards.

2. Definitions. As used herein, the following definitions will apply:

2.1 “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

2.2 “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

2.3 “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Awards.

2.4 “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Change in Control” means the occurrence of any of the following events:

(a) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (a). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(b) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the

Annex B-1

appointment or election. For purposes of this subsection (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (i) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (ii) a transfer of assets by the Company to: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (c)(ii)(C). For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2.6, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.7 “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.8 “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4 hereof.

2.9 “Common Stock” means the common stock of the Company.

2.10 “Company” means 60 Degrees Pharmaceuticals, Inc., a Delaware corporation, or any successor thereto.

2.11 “Consultant” means any natural person, including an advisor, engaged by the Company or any of its Parent or Subsidiaries to render bona fide services to such entity, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

2.12 “Director” means a member of the Board.

2.13 “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

Annex B-2

2.14 “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.15 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

2.16 “Exchange Program” means a program under which (a) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (b) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (c) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

2.17 “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock; or

(d) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

In addition, for purposes of determining the fair market value of shares for any reason other than the determination of the exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of fair market value for other purposes.

2.18 “Fiscal Year” means the fiscal year of the Company.

2.19 “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

2.20 “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

2.21 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.22 “Option” means a stock option granted pursuant to the Plan.

2.23 “Outside Director” means a Director who is not an Employee.

2.24 “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

Annex B-3

2.25 “Participant” means the holder of an outstanding Award.

2.26 “Performance Awards” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be cash- or stock-denominated and may be settled for cash, Shares or other securities or a combination of the foregoing under Section 10.

2.27 “Performance Period” means Performance Period as defined in Section 10.1.

2.28 “Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

2.29 “Plan” means this 60 Degrees Pharmaceuticals, Inc. 2022 Equity Incentive Plan, as may be amended from time to time.

2.30 “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.

2.31 “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

2.32 “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

2.33 “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

2.34 “Section 16b” means Section 16(b) of the Exchange Act.

2.35 “Section 409A” means Code Section 409A and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.

2.36 “Securities Act” means the U.S. Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

2.37 “Service Provider” means an Employee, Director or Consultant.

2.38 “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

2.39 “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

2.40 “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

2.41 “Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed (or otherwise trades regularly, as determined by the Administrator, in its sole discretion) is open for trading.

2.42 “U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

Annex B-4

3. Stock Subject to the Plan.

3.1 Stock Subject to the Plan. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15 of the Plan and the automatic increase set forth in Section 3.2 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan will be equal to 238,601 Shares, In addition, Shares may become available for issuance under Sections 3.2 and 3.2 of the Plan. The Shares may be authorized but unissued, or reacquired Common Stock.

3.2 Automatic Share Reserve Increase. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2023 Fiscal Year, in an amount equal to the least of (a) a number of Shares equal to four percent (4%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, or (b) such number of Shares determined by the Administrator no later than the last day of the immediately preceding Fiscal Year.

3.3 Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, or Performance Awards is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units or Performance Awards are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax liabilities or withholdings related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3.1, plus, to the extent allowable under Code Section 422 and the U.S. Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3.2 and 3.3.

3.4 Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

4.1 Procedure.

4.1.1 Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

4.1.2 Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

4.1.3 Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to comply with Applicable Laws.

4.2 Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(a) to determine the Fair Market Value;

(b) to select the Service Providers to whom Awards may be granted hereunder;

Annex B-5

(c) to determine the number of Shares or dollar amounts to be covered by each Award granted hereunder;

(d) to approve forms of Award Agreements for use under the Plan;

(e) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto (including but not limited to, temporarily suspending the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes or to comply with Applicable Laws, provided that such suspension must be lifted prior to the expiration of the maximum term and post-termination exercisability period of an Award), based in each case on such factors as the Administrator will determine;

(f) to institute and determine the terms and conditions of an Exchange Program, including, subject to Section 20.3, to unilaterally implement an Exchange Program without the consent of the applicable Award holder;

(g) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(h) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, easing the administration of the Plan and/or for qualifying for favorable tax treatment under applicable non-U.S. laws, in each case as the Administrator may deem necessary or advisable;

(i) to modify or amend each Award (subject to Section 20.3), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option or Stock Appreciation Right (subject to Sections 6.4 and 7.5);

(j) to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 16;

(k) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(l) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(m) to make all other determinations deemed necessary or advisable for administering the Plan.

4.3 Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

6.1 Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

6.2 Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

Annex B-6

6.3 Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as nonstatutory stock options. For purposes of this Section 6.3, incentive stock options will be taken into account in the order in which they were granted, the fair market value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and the U.S. Treasury Regulations promulgated thereunder.

6.4 Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

6.5 Option Exercise Price and Consideration.

6.5.1 Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6.5.1, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

6.5.2 Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

6.5.3 Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (a) cash (including cash equivalents); (b) check; (c) promissory note, to the extent permitted by Applicable Laws, (d) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (e) consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (f) by net exercise; (g) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (h) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

6.6 Exercise of Option.

6.6.1 Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the

Annex B-7

Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6.2 Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon such cessation as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within three (3) months of such cessation, or such shorter or longer period of time, as is specified in the Award Agreement, in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on such date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.3 Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of such cessation, or such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4, as applicable) to the extent the Option is vested on such date of cessation. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on the date of such cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.4 Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4, as applicable), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form (if any) acceptable to the Administrator. If the Administrator has not permitted the designation of a beneficiary or if no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution (each, a “Legal Representative”). If the Option is exercised pursuant to this Section 6.6.4, Participant’s designated beneficiary or Legal Representative shall be subject to the terms of this Plan and the Award Agreement, including but not limited to the restrictions on transferability and forfeitability applicable to the Service Provider. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.5 Tolling Expiration. A Participant’s Award Agreement may also provide that:

(a) if the exercise of the Option following the cessation of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16b, then the Option will terminate on the earlier of (i) the expiration of the term of the Option set forth in the Award Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16b; or

(b) if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the

Annex B-8

Option will terminate on the earlier of (i) the expiration of the term of the Option or (ii) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7. Stock Appreciation Rights.

7.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

7.2 Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

7.3 Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7.6 will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

7.4 Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

7.5 Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6.4 relating to the maximum term and Section 6.6 relating to exercise also will apply to Stock Appreciation Rights.

7.6 Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

8.2 Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. The Administrator, in its sole discretion, may determine that an Award of Restricted Stock will not be subject to any Period of Restriction and consideration for such Award is paid for by past services rendered as a Service Provider.

8.3 Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

8.4 Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

Annex B-9

8.5 Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

8.6 Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

8.7 Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

8.8 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

9.1 Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

9.2 Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

9.3 Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

9.4 Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

9.5 Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10. Performance Awards.

10.1 Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify any time period during which any performance objectives or other vesting provisions will be measured (“Performance Period”), and such other terms and conditions as the Administrator determines. Each Performance Award will have an initial value that is determined by the Administrator on or before its date of grant.

10.2 Objectives or Vesting Provisions and Other Terms. The Administrator will set any objectives or vesting provisions that, depending on the extent to which any such objectives or vesting provisions are met, will determine the value of the payout for the Performance Awards. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

Annex B-10

10.3 Earning Performance Awards. After an applicable Performance Period has ended, the holder of a Performance Award will be entitled to receive a payout for the Performance Award earned by the Participant over the Performance Period. The Administrator, in its discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Award.

10.4 Form and Timing of Payment. Payment of earned Performance Awards will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Performance Awards in cash, Shares, or a combination of both.

10.5 Cancellation of Performance Awards. On the date set forth in the Award Agreement, all unearned or unvested Performance Awards will be forfeited to the Company, and again will be available for grant under the Plan.

11. Outside Director Award Limitations. No Outside Director may be granted, in any Fiscal Year, equity awards (including any Awards granted under this Plan), the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles, and be provided any other compensation (including without limitation any cash retainers or fees) in amounts that, in the aggregate, exceed $500,000, provided that such amount is increased to $750,000 in the Fiscal Year of such individual’s initial service as an Outside Director. Any Awards granted or other compensation provided to an individual (a) for such individual’s services as an Employee, or for such individual’s services as a Consultant (other than as an Outside Director), or (b) prior to the Registration Date, will be excluded for purposes of this Section 11.

12. Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to be exempt from or meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent (including with respect to any ambiguities or ambiguous terms), except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Parent or Subsidiaries have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless a Participant (or any other person) in respect of Awards, for any taxes, penalties or interest that may be imposed on, or other costs incurred by, Participant (or any other person) as a result of Section 409A.

13. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.   Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution (which, for purposes of clarification, shall be deemed to include through a beneficiary designation if available in accordance with Section 6.6.4), and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

15.1 Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of

Annex B-11

the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and numerical Share limits in Section 3.

15.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

15.3 Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (a) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or successor corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (b) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (c) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (d) (i) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (ii) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (e) any combination of the foregoing. In taking any of the actions permitted under this Section 15.3, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

In the event that the acquiring or successor corporation (or an affiliate thereof) does not assume the Award (or portion thereof) as described below or substitute for the Award (or portion thereof) as described above, then the Participant will fully vest in and have the right to exercise his or her outstanding Options and Stock Appreciation Rights (or portions thereof) not assumed or substituted for, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, or Performance Awards (or portions thereof) not assumed or substituted for will lapse, and, with respect to Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if an Option or Stock Appreciation Right (or portion thereof) is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this Section 15.3 and Section 15.4 below, an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit or

Annex B-12

Performance Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 15.3 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 15.3 to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement (or other agreement related to the Award, as applicable) does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that is otherwise accelerated under this Section 15.3 will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

15.4 Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

16. Tax Withholding.

16.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company (or any of its Parent, Subsidiaries, or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Parent, Subsidiaries, or affiliates, as applicable) or a relevant tax authority, an amount sufficient to satisfy U.S. federal, state, local, non-U.S., and other taxes (including the Participant’s FICA or other social insurance contribution obligation) required to be withheld or paid with respect to such Award (or exercise thereof).

16.2 Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax liability or withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (a) paying cash, check or other cash equivalents, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (c) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld or paid, (e) such other consideration and method of payment for the meeting of tax liabilities or withholding obligations as the Administrator may determine to the extent permitted by Applicable Laws, or (f) any combination of the foregoing methods of payment. The amount of the withholding obligation will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

Annex B-13

17. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, free from any liability or claim under the Plan.

18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Effective Date; Term of Plan. Subject to Section Error! Reference source not found.3 of the Plan, the Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the Registration Date. It will continue in effect until terminated under Section 20, but no Incentive Stock Options may be granted after 10 years from the date adopted by the Board and Section 3.2 will operate only until the 10th anniversary of the date the Plan is adopted by the Board.

20. Amendment and Termination of the Plan.

20.1 Amendment and Termination. The Administrator, in its sole discretion, may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason.

20.2 Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

20.3 Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

21.1 Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

21.2 Investment Representations. As a condition to the exercise or vesting of an Award, the Company may require the person exercising or vesting in such Award to represent and warrant at the time of any such exercise or vesting that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22. Inability to Obtain Authority. If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non-U.S. law or under the rules and regulations of the U.S. Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

23. Intentionally Omitted.

24. Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of such Participant’s status as an employee and/or other service provider for cause or any specified action or inaction by a Participant, whether before or after such termination of employment and/or other service, that would constitute cause for termination of such Participant’s status as an employee and/or other service provider. Notwithstanding any provisions to the contrary under this Plan, all Awards granted under the Plan will be subject to reduction, cancellation,

Annex B-14

forfeiture, recoupment, reimbursement, or reacquisition under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws (the “Clawback Policy”). The Administrator may require a Participant to forfeit, or return to the Company, or reimburse the Company for, all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws, including without limitation any reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 24 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

* * *

Annex B-15

Annex C

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

60 Degrees Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That at a meeting of the Board of Directors of 60 Degrees Pharmaceuticals, Inc. resolutions were duly adopted setting forth a proposed amendments of the certificate of incorporation of said corporation (the “Certificate of Incorporation”), declaring said amendments to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

“RESOLVED, that the Certificate of Incorporation of this corporation be amended by deleting Section 4 in its entirety and inserting the following:

4. (a) The total number of shares of stock which the Corporation shall have the authority to issue shall be One Hundred Fifty One Million (151,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated as “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue One Hundred Fifty Million (150,000,000) shares of Common Stock, each share to have a par value of $0.0001 per share, and One Million (1,000,000) shares of Preferred Stock, each share to have a par value of $0.0001 per share.

(b) Effective as of 12:01 a.m. Eastern Time on ________ (the “Effective Time”), each ____ shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive one whole share. The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. Each certificate or book entry position that immediately prior to the Effective Time represented shares of Common Stock shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by such certificate or book entry position has been combined, subject to the right to receive a whole share in lieu of any fractional share of Common Stock as set forth above.”

SECOND: That thereafter, the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a stockholders meeting at which all shares entitled to vote thereon were present and voted, approved of the proposed amendment at the Special Meeting of Stockholders held on November 6, 2024 pursuant to Section 242 of the General Corporation Law of the State of Delaware.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Annex C-1

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed on [*], 2024.

By:
Name:	Geoffrey Dow
Title:	Chief Executive Officer and President

Annex C-2

This proxy is solicited on behalf of the Board of Directors 60 DEGREES PHARMACEUTICALS, INC 1025 Connecticut Avenue NW Suite 1000 - Washington, D.C. 20036 VOTE BY INTERNET - www.SXTP.vote Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on November 5, 2024. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy. VOTE BY MAIL Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services. VOTE BY FAX or BY EMAIL Mark, sign, and date this proxy card and promptly return it by fax: (347)-584-3644 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services. CONTROL# The undersigned hereby appoints Geoffrey Dow, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the common stock, $0.0001 par value per share, of 60 Degrees Pharmaceuticals, Inc., (the “Company”), which the undersigned is entitled to vote at the 2024 special meeting of stockholders of the Company to be held at 12:30 p.m., Eastern Time, on November 6, 2024, (the “Annual Meeting”) to be held virtually by calling (877)-407-3088 (toll free) or +1-877-407-3088 (International), and any adjournment or adjournment or postponement thereof. There will not be a physical meeting location. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: For Against Abstain THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 THROUGH 3. 1. To approve the exercise of the Warrants (as defined below) issued by the Company on September 5, 2024 to purchase up to an aggregate of 6,014,493 shares of the Company’s common stock, par value $0.0001 per share, under applicable rules and regulations of the Nasdaq Stock Market LLC. 2. To approve an amendment to the 60 Degrees Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock available for issuance by 500,000 shares. 3. To approve an amendment to our certificate of incorporation, as corrected (“Certificate of Incorporation”), to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:3 to 1:5 inclusive, as determined by our Board of Directors in its sole discretion. 4. To approve adjourning the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the Warrants Proposal, the 2022 Plan Amendment Proposal and the Certificate of Incorporation Amendment Proposal. Note: To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date